SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2007

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On December 1, 2007, Merrill Lynch & Co., Inc. (“Merrill Lynch”) granted stock based compensation to its Chairman and CEO John A. Thain under the Merrill Lynch and Co., Inc. Long-Term Incentive Compensation Plan, consisting of restricted stock units and stock options as specified in its agreement with Mr. Thain filed with its Current Report on Form 8-K filed on November 16, 2007.
* * *
Item 9.01. Financial Statements and Exhibits
Exhibits
10.1	Form of Grant Document for Replacement Restricted Stock Units and Nonqualified Stock Options.

10.2	Form of Grant Document for Sign-on Restricted Stock Units and Nonqualified Stock Options

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/s/ Judith A. Witterschein
Judith A. Witterschein
Corporate Secretary

Date: December 4, 2007

Exhibit Index
10.1	Form of Grant Document for Replacement Restricted Stock Units and Nonqualified Stock Options.

10.2	Form of Grant Document for Sign-on Restricted Stock Units and Nonqualified Stock Options

4